UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

OCA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39901	85-2218652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 201-8533

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	OCAXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share, included as part of the Units	OCAX	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the Units, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	OCAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On December 21, 2023, OCA Acquisition Corp., a Delaware corporation (“OCA”), entered into an Agreement and Plan of Merger (the “Business Combination Agreement”), by and among OCA, Powermers Smart Industries, Inc., a Delaware corporation (“PSI”) and POWR Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of PSI (“Merger Sub”).

PSI is a green-powered innovator at the intersection of modern engineering, fleet management solutions, and product platforms for the commercial transportation and industrial equipment sectors. At the closing of the Business Combination (as defined below), the combined company is expected to have a pro forma equity value of approximately $2 billion.

The Business Combination Agreement and the transactions contemplated thereby (the “Business Combination”) were approved by the board of directors of OCA (the “OCA Board”) and PSI. This Current Report on Form 8-K (this “Report”) is being filed to describe the material terms of the Business Combination Agreement and related agreements, which are filed as exhibits herewith.

The Business Combination Agreement

The Business Combination

Pursuant to the Business Combination Agreement, upon the closing of the Business Combination (the “Closing”), Merger Sub will merge with and into OCA (the “Merger”), with OCA being the surviving corporation of such Merger and becoming a wholly-owned subsidiary of PSI.

In connection with the Merger, each (i) share of Class A common stock of OCA, par value $0.0001 per share (the “OCA Class A Common Stock”), and (ii) share of Class B common stock of OCA, par value $0.0001 per share (the “OCA Class B Common Stock” and, together with the OCA Class A Common Stock, the “OCA Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be automatically cancelled and extinguished and converted into the right to receive one share of common stock of PSI, par value $0.01 per share (“PSI Common Stock”). All shares of OCA Common Stock held in treasury will be canceled and extinguished without consideration.

At the Effective Time, each whole warrant issued as part of the units (the “Units”), each consisting of one share of OCA Class A Common Stock and one-half of one Public Warrant (the “Public Warrants”), sold in OCA’s initial public offering and each whole warrant issued to OCA Acquisition Holdings LLC (the “Sponsor”) in a private placement simultaneously with the closing of OCA’s initial public offering (the “Private Placement Warrants” and, together with the Public Warrants, the “OCA Warrants”) that is outstanding immediately prior to the Effective Time shall remain outstanding but shall be assumed by PSI and automatically adjusted to become (A) with respect to each Public Warrant, one public warrant of PSI and (B) with respect to each Private Placement Warrant, one private placement warrant of PSI, each of which shall be subject to substantially the same terms and conditions applicable prior to such conversion; except that each such warrants shall be exercisable (or will become exercisable in accordance with its terms) for one share of PSI Common Stock.

Each Unit that is outstanding immediately prior to the Effective Time will be automatically separated into one share of OCA Class A Common Stock and one-half of one Public Warrant, which underlying securities will be converted as described above.

Registration Statement

In connection with the Business Combination, OCA and PSI will prepare and mutually agree upon, and PSI will file with the SEC, a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of OCA and a preliminary prospectus of PSI relating to the securities of PSI to be issued in connection with the Business Combination.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties of the respective parties to the Business Combination Agreement will not survive the Closing. The covenants of the respective parties to the Business Combination Agreement will also not survive the Closing, except for those covenants that by their terms expressly apply in whole or in part after the Closing.

Exclusivity

The Business Combination Agreement contains exclusivity provisions restricting OCA and PSI from engaging in alternative transactions for a period ending on the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms.

Conditions to Closing

The consummation of the Business Combination is subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among other things: (a) the approval and adoption by OCA’s stockholders of the Business Combination, (b) the approval and adoption by PSI’s stockholders of the Business Combination, (c) the Registration Statement being declared effective under the Securities Act of 1933, as amended (the “Securities Act”), (d) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (e) the absence of any law or governmental order or other legal restraint or prohibition preventing the consummation of the Business Combination and (f) the shares of PSI Common Stock to be issued in connection with the Business Combination having been approved for listing on a national securities exchange.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by mutual written consent of OCA and PSI and in certain other circumstances, including if the Closing has not occurred on or prior to September 30, 2024 (subject to an automatic extension to October 31, 2024, pursuant to the terms of the Business Combination Agreement) and the primary cause of the failure for the Closing to have occurred on or prior to such date is not due to a breach of the Business Combination Agreement by the party seeking to terminate.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is included as Exhibit 2.1 to this Report and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to the Business Combination Agreement and are subject to important qualifications and limitations agreed to by the contracting parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included as Exhibit 2.1 to provide investors with information regarding its terms. It is not intended to provide any other factual information about OCA or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the respective parties to the Business Combination Agreement, may be subject to limitations agreed upon by the parties thereto (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to OCA’s investors and security holders. OCA’s investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties or covenants of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in OCA’s public disclosures.

Convertible Note Investment

Concurrently with the execution of the Business Combination Agreement, Antara Total Return SPAC Master Fund LP, a Cayman Islands exempted limited partnership owning a majority economic, non-voting interest in the Sponsor (the “Investor”), and PSI entered into a note purchase agreement (the “Note Purchase Agreement”), pursuant to which, among other things, the Investor agreed to purchase, and PSI agreed to issue and sell to the Investor, convertible promissory notes in up to an aggregate principal amount of $8,000,000 (the “Convertible Notes”). Concurrently with the execution of the Note Purchase Agreement, PSI sold and issued, and the Investor purchased, Convertible Notes in the initial principal amount of $3,000,000. Within ten business days of the receipt of initial comments from the SEC related to the Registration Statement, PSI will sell and issue, and the Investor will purchase, an additional aggregate principal amount of $5,000,000 of Convertible Notes. In connection with the closing of the Business Combination, the Convertible Notes will automatically convert into 800,000 shares of PSI Common Stock.

The foregoing descriptions of the Note Purchase Agreement and Convertible Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Note Purchase Agreement and Convertible Note. A copy of the Note Purchase Agreement is included as Exhibit 10.1 to this Report and a copy of the Convertible Note is included as Exhibit A of the Note Purchase Agreement, each of which are incorporated herein by reference.

PIPE Investment (Private Placement)

Concurrently with the execution and delivery of the Business Combination Agreement, OCA entered into a subscription agreement (the “Insider Subscription Agreement”) with the Sponsor.

Pursuant to the Insider Subscription Agreement, the Sponsor agreed to subscribe for and purchase, and OCA agreed to issue and sell to the Sponsor, immediately prior to the Merger, an aggregate of 200,000 shares of OCA Class A Common Stock for an aggregate purchase price of $2,000,000 (the “Insider PIPE Investment”). Upon Closing, each issued and outstanding share of OCA Common Stock will be automatically cancelled, extinguished and converted into the right to receive one share of PSI Common Stock.

The Insider Subscription Agreement contains customary conditions to closing, including, among other things, the consummation of the Business Combination. The Insider Subscription Agreement also provides that OCA will use reasonable best efforts to cause PSI to grant the Sponsor certain customary registration rights.

The foregoing description of the Insider Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Subscription Agreement, a copy of which is included as Exhibit 10.2 to this Report and incorporated herein by reference.

PSI Stockholder Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, PSI, OCA and the stockholders of PSI party thereto (the “PSI Stockholders”) have entered into a Company Stockholder Support Agreement (the “PSI Stockholder Support Agreement”). The PSI Stockholder Support Agreement provides, among other things, that the PSI Stockholders shall vote all the shares of PSI Common Stock beneficially owned by them in favor of the Business Combination.

The foregoing description of the PSI Stockholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the PSI Stockholder Support Agreement, the form of which is included as Exhibit 10.3 to this Report and incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Sponsor, the Investor, OCA, PSI and each of the officers and directors of OCA (the “Insiders”) have entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”).

The Sponsor Support Agreement provides, among other things, that (i) the Sponsor and the Investor shall vote all the shares of OCA Common Stock beneficially owned by them in favor of the proposals to approve the Business Combination and other matters to be voted upon at the special meetings of stockholders of OCA, (ii) effective as of immediately prior to the Effective Time, the Sponsor shall forfeit and surrender to OCA for cancellation all but 4,500,000 of the Private Placement Warrants held by it (exclusive of any OCA Warrants purchased by the Sponsor in the open market and warrants described in the immediately following clause (iii)), (iii) effective as of immediately prior to the Effective Time, the Sponsor shall convert all outstanding loans made to OCA into OCA Warrants and (iv) the Sponsor shall use its best efforts to facilitate identifying and obtaining commitments from investors for a PIPE investment in an aggregate amount of $10,000,000 in exchange for shares of OCA Class A Common Stock.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.4 to this Report and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Report is incorporated by reference herein. The Convertible Note issued pursuant to the Note Purchase Agreement and shares of OCA Class A Common Stock to be issued pursuant to the Insider Subscription Agreement have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure.

On December 22, 2023, OCA and PSI issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished herewith as Exhibits 99.1 and incorporated herein by reference.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

On December 15, 2023, OCA filed a definitive proxy statement (the “Extension Proxy Statement”) for a special meeting of its stockholders (the “Stockholder Meeting”) to be held on 9:30 a.m., Eastern time, on January 9, 2024, to seek stockholder approval to adopt amendments (the “Extension Amendments”) to its amended and restated certificate of incorporation (the “Certificate of Incorporation”). Given the anticipated timing of the proposed transaction with PSI, OCA believes that it will not, despite its best efforts, be able to complete the proposed transaction on or before January 20, 2024, the current deadline for OCA to complete a business combination under the Certificate of Incorporation. The Extension Amendments would (i) extend the date by which OCA has to complete a business combination up to January 20, 2025 (if all eleven additional monthly extensions are exercised by the Sponsor and subsequently approved by the OCA Board as described in the Extension Proxy Statement) and (ii) eliminate the limitation that OCA may not redeem shares of OCA Class A Common Stock to the extent that such redemption would result in OCA having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow OCA to redeem shares of OCA Class A Common Stock irrespective of whether such redemption would exceed the Redemption Limitation.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, PSI intends to file the Registration Statement, which will include a preliminary proxy statement of OCA and a preliminary prospectus of PSI relating to the securities of PSI to be issued in connection with the Business Combination with the SEC. After the Registration Statement is declared effective, OCA will mail a definitive proxy statement relating to the Business Combination and other relevant documents to its stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of OCA’s stockholders to be held to approve the Business Combination (and related matters). This Report is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that OCA will send to its stockholders in connection with the Business Combination. This Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. OCA and PSI may also file other documents with the SEC regarding the Business Combination. Investors and security holders of OCA are advised to read, when available, the proxy statement/prospectus in connection with OCA’s solicitation of proxies for its special meetings of stockholders to be held to approve the Business Combination (and related matters) and other documents filed in connection with the Business Combination, as these materials will contain important information about OCA, PSI and the Business Combination.

When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of OCA as of a record date to be established for voting on the Business Combination. OCA’s stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by OCA through the website maintained by the SEC at www.sec.gov, or by directing a request to OCA Acquisition Corp., 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105 or by telephone at (212) 201-8533.

Participants in the Solicitation of Proxies

OCA, PSI and their respective directors and officers may be deemed participants in the solicitation of proxies of stockholders of OCA in connection with the Business Combination. OCA’s security holders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of OCA. A description of their interests in OCA is contained in OCA’s final prospectus related to its initial public offering, dated January 19, 2021, and in OCA’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of OCA’s security holders in connection with the Business Combination and other matters to be voted upon at the special meetings of stockholders of OCA will be set forth in the Registration Statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that PSI intends to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This Report relates to a proposed business combination between OCA and PSI and the proposed Extension Amendments. This Report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Report does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or Extension Amendments.

Forward-Looking Statements

Certain statements contained in this Report that are not historical facts are forward-looking statements. Forward-looking statements are often accompanied by words such as “believe,” “may”, “will”, “estimate”, “continue”, “expect”, “intend”, “should”, “plan”, “forecast”, “potential”, “seek”, “future”, “look ahead”, “target”, “design”, “develop”, “aim” and similar expressions to predict or indicate future events or trends, although not all forward-looking statements contain these words. Forward-looking statements generally relate to future events or OCA’s or PSI’s future financial or operating performance, including possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, the effects of regulation, the satisfaction of closing conditions to the Business Combination and related transactions, the level of redemptions by OCA’s public stockholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. For example, statements regarding anticipated growth in the industry in which PSI operates and anticipated growth in demand for PSI’s products, projections of PSI’s future financial results, including future possible growth opportunities for PSI and other metrics are forward-looking statements. These forward-looking statements also include, but are not limited to, statements regarding the use of PSI’s technology in pursuit of a carbon neutral future, the development and utilization of the PSI’s technologies in various sectors, licensing and other transactions with manufacturing partners and other third parties, estimates and forecasts of other financial and performance indicators and predictions of market opportunities. These statements are based on various assumptions (whether or not identified in this Report) and the current expectations of OCA and PSI management, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and situations are difficult or impossible to predict and may differ from assumptions. Many actual events and situations are beyond the control of OCA and PSI.

These forward-looking statements are subject to a variety of risks, uncertainties and other factors, including (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against OCA, PSI or others following this announcement and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of OCA and of PSI, to obtain financing to complete the Business Combination, or to satisfy other conditions to closing; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) the ability to meet stock exchange listing standards in connection with, or following the consummation of, the Business Combination; (vi) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations of PSI; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the inability to develop or monetize PSI’s technologies in a timely or successful manner; (xi) PSI’s ability to enter into licensing, manufacturing and other agreements with third parties on satisfactory terms; (xii) the changes in domestic and foreign business, market, financial, political and legal conditions; (xiii) risks related to domestic and international political and macroeconomic uncertainty, including the conflicts between Russia and Ukraine and Israel and Hamas; (xiv) the amount of redemption requests made by OCA’s public stockholders; (xv) risks related to the launch of the PSI business and the timing of expected business milestones; (xvi) the impact of competition on PSI future business; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OCA’s final prospectus relating to its initial public offering, dated January 19, 2021, OCA’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents to be filed by OCA and PSI with the SEC, including the proxy statement/prospectus. There may be additional risks that neither OCA nor PSI presently know or that OCA and PSI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. If any of these risks become a reality, or if our assumptions prove to be incorrect, the actual results may differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect the expectations, plans, or forecasts of future events and opinions of OCA or PSI, as applicable, on the date of this Report. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. OCA and PSI expect that subsequent events and developments will cause the assessments of OCA and PSI to change. Neither OCA nor PSI undertakes any duty to update or revise these forward-looking statements or to inform the viewer of any matters of which any of them becomes aware of which may affect any matter referred to in this Report. If OCA and PSI do update one or more forward looking statements, no inference should be drawn that OCA and PSI will make additional updates thereto or with respect to other forward-looking statements. These forward-looking statements should not be relied upon as representing OCA’s and PSI’s assessments as of any date subsequent to the date of this filing. You should consult with their professional advisors to make their own determinations and should not rely on the forward-looking statements in this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are provided as part of this Report:

Exhibit No.	Description
2.1†	Business Combination Agreement, dated as of December 21, 2023, by and among OCA Acquisition Corp., POWR Merger Sub, LLC, and Powermers Smart Industries, Inc.
10.1†	Note Purchase Agreement, dated as of December 21, 2023, by and between Antara Capital Total Return SPAC Master Fund LP and Powermers Smart Industries, Inc.
10.2	Subscription Agreement, dated as of December 21, 2023, by and between OCA Acquisition Corp. and OCA Acquisition Holdings LLC.
10.3	Form of Company Stockholder Support Agreement.
10.4	Sponsor Support Agreement, dated as of December 21, 2023 by and among OCA Acquisition Corp., OCA Acquisition Holdings LLC, Powermers Smart Industries, Inc., Antara Total Return SPAC Master Fund LP and the insiders party thereto.
99.1	Press Release, dated December 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). OCA agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2023	OCA ACQUISITION CORP.

	By:	/s/ David Shen
	Name:	David Shen
	Title:	Chief Executive Officer and President